(Multicurrency-Cross Border)
ISDA®

International Swaps and Derivatives Association, Inc.

MASTER AGREEMENT

dated as of March 31, 2008

LEHMAN BROTHERS SPECIAL FINANCING INC.	WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

(i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

LEHMAN BROTHERS SPECIAL FINANCING INC.	WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1
(Name of Party)	(Name of Party)

Name:	Name:
Title:	Title:
Date:	Date:

Revised 3/7/02
(Multicurrency-Cross Border)

SCHEDULE
to the
Master Agreement
dated as of March 31, 2008
between
LEHMAN BROTHERS SPECIAL FINANCING INC. (“Party A”),
a corporation organized under the laws of
the State of Delaware
and
WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Trust Agreement dated as of March 1, 2008 among Structured Asset Securities Corporation, as depositor Aurora Loan Services LLC, as master servicer, and Wells Fargo Bank, N.A, as trustee (the “Trust Agreement”)

Part 1: Termination Provisions

In this Agreement:-

(a)	“Specified Entity” means in relation to Party A for the purpose of:-

Section 5(a)(v),	Not applicable.
Section 5(a)(vi),	Not applicable.
Section 5(a)(vii),	Not applicable.
Section 5(b)(iv),	Not applicable.

and in relation to Party B for the purpose of:-

Section 5(a)(v),	Not applicable.
Section 5(a)(vi),	Not applicable.
Section 5(a)(vii),	Not applicable.
Section 5(b)(iv),	Not applicable.

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)	(i) The “Failure to Pay” provisions of Section 5(a)(i) will apply to Party A and Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word “third” with the word “first.”

(ii) The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(iii) The “Credit Support Default” provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(i) will apply to Party B’s obligations under Paragraph 3(b) of the Credit Support Annex; provided however, that with respect to any Credit Support Annex, Section 5(a)(iii) will only apply to Party A in the event that such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A

Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under any Credit Support Annex from time to time entered into between Party A and Party B in relation to this Master Agreement shall not be an Event of Default unless (A) (i) a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody’s Ratings Event first occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A; or (B) (i) an S&P Ratings Event has occurred and is continuing and at least 10 Local Business Days have elapsed since the last time the S&P Ratings Event first occurred and (ii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv) The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v) The “Default under Specified Transaction” provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

(vi) “Cross Default” provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B.

The following provisions apply:

“Specified Indebtedness” will have the meaning specified in Section 14 of this Agreement.

“Threshold Amount” means the lesser of (i) USD 100 million and (ii) two percent (2%) of the Stockholders’ Equity of Lehman Brothers Holdings Inc. (“Lehman Brothers Holdings Inc.” or “Holdings”), in the case of Party A and Holdings (or its equivalent in any other currency).

(vii) The “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and to Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B. Clause (4) of Section 5(a)(vii) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its Affiliates. Clause (6) of Section 5(a)(vii) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement or (ii) any appointment to which Party B has not become subject. Clause (8) of Section 5(a)(vii) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2), (4), (6), and (7) (except to the extent that such provisions are not disapplied with respect to Party B).

(viii) The “Merger without Assumption” provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)	(i) The “Illegality” provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

(ii) The “Tax Event” provisions of Section 5(b)(ii) will apply to both parties provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement or (y)” shall be deleted.

(iii) The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will apply to both parties, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

Section 6(b)(ii) will apply, provided that the words “or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party” shall be deleted.

(iv) The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	Payments on Early Termination.

(A) For the purpose of Section 6(e) of this Agreement, Market Quotation and Second Method will apply.

(B) Calculations. Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

(i) The definition of “Market Quotation” shall be deleted in its entirety and replaced with the following:

“Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the “Replacement Transaction”) that would have the effect for preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Termination transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).”

(ii)  The definition of “Settlement Amount” shall be deleted in its entirety and replaced with the following:

“”Settlement Amount” means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

(1) If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the “Latest Settlement Amount Determination Day”), no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

(2) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B’s Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

(iii) For the purpose of sub-paragraph (4) of the definition of Market Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with commercial terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

(iv) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations.

(v) if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

(vi) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation”. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted against any amount payable by Party B under (1).”

(g)	“Termination Currency” means USD.

(h)	Reserved.

(i)	Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A) Reserved.

(B) (I)  S&P Collateralization Event. An S&P Collateralization Event has occurred and is continuing and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(f)(ii) and a S&P Ratings Event has neither occurred nor is continuing.

(II) S&P Ratings Event. An S&P Ratings Event has occurred and is continuing and (i) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex or (ii) at least 60 calendar days or more have elapsed since such S&P Ratings Event first occurred.

(III) Moody’s Collateralization Event. A Moody's Collateralization Event has occurred and is continuing, and Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the "Downgrade Provisions" as set forth in Part 5(f)(ii) and either (i) no Moody’s Ratings Event has occurred and is continuing or (ii) less than 30 Local Business Days have elapsed since the last time that a Moody’s Ratings Event had occurred and was continuing. Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(B)(III) shall not constitute an Event of Default.

(IV) Moody’s Ratings Event. A Moody’s Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that a Ratings Event had occurred and was continuing and at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with the terms hereof. Any event which constitutes an Additional Termination Event pursuant to this Section 1(h)(i)(B) (IV) shall not constitute an Event of Default.

For the purpose of the foregoing Termination Events in this Part 1(i)(B), Party A shall be the sole Affected Party.

(C)
Termination of Trust Agreement. Party B or the Trust Fund (as defined in the Trust Agreement) is terminated. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(D)
Amendment of Trust Agreement. The Trust Agreement is amended or modified without the prior written consent of Party A where such consent is required under the terms of the Trust Agreement; provided, however, that it shall not be an Additional Termination Event where such amendment or modification involves the appointment of any successor trustee, master servicer or servicer pursuant to the terms of the Trust Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(E)	Certificate Reduction. The Class Principal Amounts of all the rated Certificates are reduced to zero. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party

(F)
Master Servicer’s Option to Purchase Loans. Notice of the Master Servicer’s intention to exercise its option to purchase the Mortgage Loans pursuant to Section 7.01 of the Trust Agreement is given by the Trustee to Certificateholders pursuant to Section 7.02 of the Trust Agreement, provided that the Early Termination Date may not be earlier than the date on which the Certificates are redeemed pursuant to Section 7.02 of the Trust Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party

Part 2: Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation: None.

(b)	Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware.

(c)
Tax Representations in Confirmations. For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

(d)
Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

(e)	Indemnificable Tax. The definition of “Indemnifiable Tax” in Section 14 is deleted in its entirety and replaced with the following:

“Indemnifiable Tax” means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

Part 3: Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a) Tax forms, documents or certificates to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered
Party A and Party B	Forms and/or documents described in Section 4(a)(iii) of the Agreement.	Upon reasonable demand by the other party.

(b) Other documents to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)

Party A and Party B	For each party, an incumbency certificate with respect to each signatory to this Agreement and the Credit Support Documents.	Upon execution of this Agreement.	Yes

Party A
A copy of the annual report of its Credit Support Provider containing audited consolidated financial statements for such fiscal year certified by independent public accountants and prepared in accordance with generally accepted accounting principles consistently applied.
		Upon request.	Yes

Party A
For its most recent fiscal quarter, a copy of the unaudited financial statements of its Credit Support Provider, prepared in accordance with generally accepted accounting principles consistently applied.
		Upon request.	Yes

Party required to deliver document	Form/Document/ Certificate	Date by which to be Delivered	Covered by Section 3(d)

Party A and Party B
(i) In the case of Party A, a copy of the resolutions or other action of the board of directors of each of Party A and its Credit Support Provider and (ii) in the case of Party B, (x) a resolution of the board of directors certified by a secretary or assistant secretary of Party B, or (y) an Trust Agreement or other document of Party B, pursuant to which Party B is authorized to enter into this Agreement, each Credit Support Document to which it is a party, and each Transaction from time to time entered into hereunder (the “Authorizing Resolution”).
		Upon execution of this Agreement.	Yes

Party A	A guarantee of Holdings substantially in the form of Exhibit A to this Schedule.	Upon execution of this Agreement	No

Party B	An opinion of counsel to Party B that is addressed to Party A.	Upon execution of this Agreement	No

Party A	An opinion of counsel to Party A substantially in the form of Exhibit C to this Schedule.	Upon execution of this Agreement	No

Party B	Trust Agreement	Upon execution of this Agreement	Yes

Party B	All reports to the Trustee pursuant to 9.24 of the Trust Agreement.	At such time as each report is delivered to the Trustee	Yes

Party B	All reports pursuant to 4.03 of the Trust Agreement	In accordance with the terms of the Trust Agreement

Party B	All reports that go to the Rating Agencies.	As applicable.	Yes

Party B
Each material amendment, supplement or waiver to the Trust Agreement, as proposed from time to time, or any other amendment or modification of the Trust Agreement that requires the written consent of Party A under the terms of the Trust Agreement.
		Promptly upon learning of any proposed amendment, supplement or waiver.	No

Part 4: Miscellaneous

(a)    Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

Address for notices or communications to Party A:-

Address:	Lehman Brothers Special Financing Inc.
c/o Lehman Brothers Inc.
Legal Compliance and Audit Group
Capital Markets Contracts - Legal
745 Seventh Avenue
New York, New York 10019

Attention:	Documentation Manager
Telephone No.:	(212) 526-7187
Facsimile No.:	(212) 526-7672
For all purposes.

Address for notices or communications to Party B:-

Wells Fargo Bank, N.A., Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, SASCO SERIES 2008-1
Facsimile: (410) 715-2380
Phone: (410) 884-2066

With a copy to:

Aurora Loan Services LLC, as Master Servicer
10350 Park Meadows Drive
Littleton, Colorado 80124
Attention: Jerald W. Dreyer
Telephone: (720) 945-3481
Facsimile: (720) 945-4287

For all purposes.

(b) Process Agent. For the purpose of Section 13(c) of this Agreement:-

Party A appoints as its Process Agent: Not applicable.
Party B appoints as its Process Agent: Not applicable.

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:-

Party A is not a Multibranch Party.
Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)	Credit Support Document.

In the case of Party A: (1) A guarantee of Party A's obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule or any Eligible Guarantee. (2) The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

In the case of Party B: The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

(g)   Credit Support Provider.

Credit Support Provider means in relation to Party A: Holdings so long as any subsidiary of Holdings is Party A or any other guarantor, if applicable, under an Eligible Guarantee.

Credit Support Provider means in relation to Party B: None.

(h)
Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)	Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”; and (ii) deleting the final paragraph thereof.

(j)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k)
“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates; provided, however, that (except for the purpose of Part 1(c)(vi)) with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

(l)
Local Business Day. The definition of Local Business Day in Section 14 of this Agreement shall be amended by the addition of the words “or any Credit Support Document” after “Section 2(a)(i)” and the addition of the words “or Credit Support Document” after “Confirmation”.

Part 5: Other Provisions

(a)
General Conditions. Section 2(a)(iii) is hereby amended by (X) inserting in the third line thereof after the words “and is continuing, (2)” and before the words “the condition precedent” the following phrase “the condition precedent that no Additional Termination Event has occurred and is continuing with respect to which the other party is an Affected Party and with respect to which all outstanding Transactions are Affected Transactions, (3)” and (Y) delete the symbol “(3)” before the words “each other applicable condition” and substitute the symbol “(4)” in lieu thereof.

(b)
Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words “in every material respect” and before the period the phrase “or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person.”

(c)
No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words “constitutional documents” and before the words “, any order or judgment” the phrase “(including, but not limited to, the Trust Agreement, as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)”; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(d)	Representations. Section 3 is hereby amended by adding the following subsections after subsection (f) thereof:

(g)
No Agency. Party A is acting as principal and not as agent when entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction. Party B is acting not in its individual capacity but solely as Trustee on behalf of Trust.

(h)	Eligible Contract Participant. It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended.

(i)
Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Trust. It is not relying on any communication (written or oral) of the other party as investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(j)
Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(k)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(e)
Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that:

(i)
Constitutional Documents. Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the Trust Agreement, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

(ii)
Cap Agreement. (i) Party A is a Cap Counterparty, (ii) this Agreement (and each Transaction entered into hereunder) is a Cap Agreement and (iii) the obligations and liabilities of Party B under this Agreement and the relevant Credit Support Documents constitute the secured obligations of Party B under the Trust Agreement .

(iii)
Compliance with Laws. Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory authorities affecting Party B, this Agreement, the Transactions, or the performance of Party B’s obligations hereunder.

(f)    Downgrade Provisions.

(i) It shall be a collateralization event (a “Collateralization Event”) if:

(A) with respect to each Relevant Entity that is a Financial Institution, either:

(i) the Short-term Rating of such Relevant Entity is "A-2" from S&P, or
(ii) if such Relevant Entity does not have a Short-term Rating from S&P, the Long-term Rating of such Relevant Entity is "A", “A-“ or “BBB+” from S&P

(such event, an “S&P Collateralization Event”), or

(B) with respect to each Relevant Entity, either

(i) such Relevant Entity has both a Long-term Rating and Short-term Rating from Moody's and (x) the Long-term Rating of such Relevant Entity is "A3" or below from Moody's or (y) the Short-term Rating of such Relevant Entity is "P-2" or below from Moody's, or
(ii) no Short-term Rating is available from Moody’s and the Long-term Rating of such Relevant Entity is "A2" or below from Moody's, or
(iii) such Relevant Entity has no Long-term Rating from Moody's

(such event, a “Moody's Collateralization Event”).

“Relevant Entity” means Party A or Party A’s Credit Support Provider, as applicable.

(ii)	Without prejudice to Party A's obligations under the Credit Support Annex, during any period in which a Collateralization Event is occurring, Party A shall, at its own expense either

(I)  post collateral according to the terms of the Credit Support Annex, or
(II)  within (a) thirty (30) Business Days of a Moody’s Collateralization Event or (b) 60 calendar days in the case of an S&P Collateralization Event (so long as collateral was posted according to the terms of the Credit Support Annex within 10 Business Days): (i) furnish an Eligible Guarantee (as defined below) of Party A's obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement (as defined below); or (ii) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto) that (a) satisfies the Hedge Counterparty Ratings Requirement and (b) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B and subject to the Rating Agency Condition) or, subject to prior written notice to the Rating Agencies, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a Termination Event or Event of Default occurring in respect of the new transactions, as applicable; or
(III)  take such other steps as may be allowed subject to satisfaction of the relevant Rating Agency Condition.

“Eligible Guarantee” means an unconditional and irrevocable guarantee (a) in a form identical to that attached hereto as Exhibit A (except for the name, address and the jurisdiction of the guarantor so long as the jurisdiction has a tax treaty in place with the United States that precludes the withholding or deduction of any amount payable to Party B by the Guarantor pursuant to the Guarantee), and subject to prior written notice to the Rating Agencies, or that otherwise satisfies the Rating Agency Condition or (b) that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B and subject to satisfaction of the Rating Agency Condition, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

An entity shall satisfy the “Hedge Counterparty Ratings Requirement” if (a) either (i) the Relevant Entity is not a Financial Institution and its Short-term Rating is at least “A-1” by S&P or, if the Relevant Entity does not have a Short-term Rating from S&P, its Long-term Rating is at least “A+” from S&P or (ii) the Relevant Entity is a Financial Institution and (1) its Short-term Rating is at least “A-2” from S&P, or if it does not have a Short-term Rating from S&P, its Long-term Rating is at least “BBB+” from S&P, and (2) such Relevant Entity posts collateral pursuant to Credit Support Annex and (b) either (i) the Relevant Entity has a Long-term Rating of at least “A3” by Moody’s and the Relevant Entity has a Short-term Rating of at least “P-2” from Moody’s (if such entity has both a Long-term Rating and Short-term Rating from Moody's) or (ii) if such entity does not have a Short-term Rating from Moody’s, the Relevant Entity has a Long-term Rating of at least “A3” from Moody’s. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the entity (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the entity.

(iii)	It shall be a ratings event (“Ratings Event”) if at any time after the date hereof

(A)  (1)  if the Relevant Entity is a Financial Institution, the Short-term Rating of each Relevant Entity is “A-3” or below from S&P or, if such Relevant Entity does not have a Short-term Rating from S&P, a Long-term Rating “BBB” or below from S&P or the Relevant Entity is no longer rated by S&P or
(2)  if the Relevant Entity is not a Financial Institution, its Short-term Rating is “A-2” or below from S&P, or if such Relevant Entity does not have a Short-term Rating, its Long-term Rating is “A” or below from S&P, or such Relevant Entity is no longer rated by S&P (such event, an “S&P Ratings Event”) or
(B)  no Relevant Entity satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement (defined in Part 5(f)(ii) above) (such event, a “Moody's Ratings Event”).

(iv)   Following a Ratings Event, Party A shall take the following actions:

(a) in the case of an S&P Ratings Event, Party A, at its sole expense, shall post collateral according to the terms of the Credit Support Annex, and as soon as reasonably practicable but no later than 60 calendar days after the Ratings Event, use commercially reasonable efforts to
(x) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or
(y) obtain a substitute counterparty (and provide prior written notice to each Rating Agency with respect thereto), that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B and subject to satisfying the Rating Agency Condition or in form and substance which maintains the obligations of Party A on identical terms, (except for the name, address and the jurisdiction of the substitute counterparty so long as the jurisdiction has a tax treaty in place with the United States that precludes the withholding or deduction of any amount payable to Party B by the substitute counterparty) and subject to prior written notice to the Rating Agencies) or replaces the outstanding Transactions hereunder with transactions on identical terms, (except for the name, address and the jurisdiction of the substitute counterparty so long as the jurisdiction has a tax treaty in place with the United States that precludes the withholding or deduction of any amount payable to Party B by the substitute counterparty), subject to prior written notice to the Rating Agencies, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a Termination Event or Event of Default occurring in respect of the new transactions, as applicable; or

(z) take other steps subject to satisfaction of the relevant Rating Agency Condition; and

(b) in the case of a Moody's Ratings Event, Party A shall at its sole expense (i) use commercially reasonable efforts to, as soon as reasonably practicable, (A) furnish an Eligible Guarantee of Party A's obligations under this Agreement from a guarantor that satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement, (B) procure a transfer in accordance with Part 5(i) below, or (C) take such other steps as Moody’s may allow to satisfy the Rating Agency Condition from Moody’s.

(g)   Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Trust Agreement.

(h)	Set-off.

(i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c), Section 6, Part 1(f)(vi) above and in Paragraphs 8(a) or (b) of the Credit Support Annex attached hereto.

(ii) Section 6(e) shall be amended by the deletion of the following sentence: “The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.”

(i)
Transfer and Assignment. Notwithstanding anything to the contrary in Section 7 of the Agreement, Party A may at its own cost, assign its rights and obligations under the Agreement, in whole or in part (but in increments no less than the entire trade confirmation), (1) to any Affiliate of Holdings effective upon delivery to Party B of the executed guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be identical to the guarantee then in effect of the obligations of the transferor (except for the name, address and the jurisdiction of the guarantor so long as the jurisdiction has a tax treaty in place with the United States that precludes the withholding or deduction of any amount payable to Party B by the guarantor) or that otherwise satisfies the Rating Agency Condition, or (2) to any entity with the same or higher Long-term Rating (as determined by S&P or Moody’s) as Holdings at the time of such transfer, in each case provided that (A) the transferee is an Eligible Replacement and (B) in the case of a transfer in part substantially all of Party A’s obligations under this Agreement are transferred to the transferee, as determined by Party B acting in a commercially reasonable manner. In the event of such a transfer, this Agreement shall be replaced with an Agreement having identical terms (except for the name, address and the jurisdiction of the transferee so long as the jurisdiction has a tax treaty in place with the United States that precludes the withholding or deduction of any amount payable to Party B by the transferee) or with an agreement that otherwise satisfies the Rating Agency Condition. Notwithstanding the foregoing, any assignment hereunder shall not be permitted if, as a result thereof, a payment becomes subject to any deduction or withholding for or on account of any tax which would not have arisen had such assignment not been effected or such transfer would cause an Event of Default or Termination event to occur. Party A will provide prior written notice to each Rating Agency of any such assignment. If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer, Party B shall at Party A’s written request take any reasonable steps required to be taken by it to effect such transfer.

All collateral posted by Party A shall be returned to Party A immediately upon the assumption by a substitute counterparty of all of Party A’s obligations hereunder.

(j)
Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(k)
Service of Process. The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof: "if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made."

(l)
Arms’-Length Transaction. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular or similar document for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(m)	Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(n)
Amendments to Trust Agreement. Party B or the Depositor on its behalf will provide Party A with at least ten (10) Business Days prior written notice of any proposed amendment, supplement or modification to its Trust Agreement where consent of Party A to such amendment, supplement or modification is required under the Trust Agreement.

(o)
No Bankruptcy Petition. Party A agrees that it will not, for a period of one year and one day (or any such longer period required in the appropriate jurisdiction), after the payment in full of all of the Certificates issued under the /Trust Agreement, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law. This provision shall survive the termination of this Agreement.

(p)
Party B Agent. Party A acknowledges that Party B has appointed the Trustee as its agent under the Trust Agreement to carry out certain functions on behalf of Party B, and that the Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)
Limited Recourse. The liability of Party B under this Agreement is limited in recourse to the assets of the Class A1 Certificates under the Trust Fund and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement. Upon application and exhaustion of all of the assets of the Trust Fund (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Trust Agreement.

(r)	Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

“Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“Eligible Guarantee” shall have the meaning given in Part 5(f)(ii) above.

“Eligible Replacement” means an entity (A) that satisfies the definition of Hedge Counterparty Ratings Requirement, set forth in Part 5(f)(ii) above or (B) whose present and future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor which satisfies paragraph (b) of the definition of Hedge Counterparty Ratings Requirement.

“Financial Institution” means a bank, broker-dealer, structured investment vehicle, derivatives product company or insurance company or Lehman Brothers Holdings Inc. or otherwise determined to be a Financial Institution by S&P.

“Firm Offer” means an offer which, when made, was considered by the Reference Market-maker that provided such offer to be capable of and intended to become legally binding if accepted.

“Hedge Counterparty Ratings Requirement” shall have the meaning given in Part 5(f)(ii) above.
“Long-term Rating” means the rating of the unsecured, unguaranteed and otherwise unsupported long-term senior debt-obligation.

“Moody’s” means Moody’s Investor Services, Inc.

“Moody’s Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“Moody’s Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Rating Agency” shall mean each of S&P and Moody’s.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each applicable Rating Agency then providing a rating of any Class of Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Class of Certificates.

“Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Relevant Entity” shall have the meaning given in Part 5(f)(i) above.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

“S&P Collateralization Event” shall have the meaning given in Part 5(f)(i) above.

“S&P Ratings Event” shall have the meaning given in Part 5(f)(iii) above.

“Short-term Rating” means the rating of the unsecured, unguaranteed and otherwise unsupported short-term debt-obligation.

“Stockholders' Equity” means with respect to an entity, at any time, the sum at such time of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles consistently applied.

“Trust Agreement” shall have the meaning given on the first page of this Schedule.

“USD” means United States Dollars.

All terms used herein and not otherwise defined are given their meaning in the Trust Agreement.

(s)
Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this agreement or any transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this agreement and each transaction hereunder.

(t)
Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement. It shall in particular be understood that this provision shall not affect the “single agreement” concept of Section 1(c) of the Master Agreement

(u)
Guarantee Demand. If Party A fails to pay punctually any amounts under this Agreement, to the extent that Party B desires to exercise its rights under the Guarantee, the Trustee shall on behalf of Party B, make the written demand for payment pursuant to the Guarantee.

(v)
Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Trustee not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the party of the Trust is made and intended not as personal representations, undertakings and agreements by Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the party of Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach of failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(w)
Other criteria. Notwithstanding, and without prejudice to, any other provision herein, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to satisfaction of the Rating Agency Condition by S&P.

( x)
Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated by Party B unless each Rating Agency has been given prior written notice of such designation.

(y)
Escrow Payments. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise), it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may, at its option and in its sole discretion, notify the other party that payments on that date are to be made in escrow. In this case, deposit of the payment due earlier on that date shall be made by 2:00 p.m. (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (1) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (2) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements and shall cause those arrangements to provide that the intended recipient of the payment due to be deposited first shall be entitled to interest on that deposited payment for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by 5:00 p.m. local time on the date it is deposited for any reason, other than the intended recipient’s failure to make the escrow deposit it is required to make hereunder in a timely fashion.

(z)
Recording of Conversations. Each party consents to the recording of telephone conversations between trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction. Promptly upon the request by a party, the other party will provide a copy of such recording to the party making the request.

(aa)
Section 1(c). For purposes of Section 1(c) of the Agreement, the Transaction evidenced by the Confirmation with Reference ID: 3736743, dated March 31, 2008 between Party A and Party B, as amended from time to time, shall be the only Transaction under the Agreement. This Transaction is an interest rate cap in respect of which (a) Party B is the purchaser and (b) Party B pays the relevant premium amount in full (an “Upfront Premium”) at the inception of this Transaction, and has no further payment or delivery obligations under Section 2(a)(i) whether absolute or contingent, subsequent to the payment of such Upfront Premium.

(ab)	Fully Paid Transactions.

(i) The condition precedent in Section 2(a)(iii)(l) does not apply to a payment and delivery owing by a party if the other party shall have satisfied in full all its payment or delivery obligations under Section 2(a)(i) of this Confirmation and shall at the relevant time have no further payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

(ii) Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as one of the parties to this Agreement (“X”) shall have satisfied in full its payment obligations under Section 2(a)(i) of this Agreement and shall at the time have no future payment obligations, whether absolute or contingent, under such Section, then unless the other party is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of such payment, (a) the occurrence of an event described in Section 5(a) of this Agreement with respect to X shall not constitute an Event of Default or a Potential Event of Default with respect to X as the Defaulting Party except for Section 5(a)(iii)(i) as it applies to Party B’s obligations under Paragraph 3(b) of the Credit Support Annex and (b) the other party (“Y”) shall be entitled to designate an Early Termination Date pursuant to Section 6 of that agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to Y as the Affected Party or (ii) Section 5(b)(iii) with respect to Y as the Burdened Party.

(ac)
Item 1115 Agreement. Party A and Party B hereby agree that the terms of that certain Disclosure Agreement dated as of march 28, 2008 (the “Item 1115 Agreement”) among Structured Asset Securities Corporation, Party A, Lehman Brothers Holdings Inc., Lehman Brothers Inc. and Party B shall be incorporated by reference into this Agreement and Party B shall be an express beneficiary of the Item 1115 Agreement.

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

LEHMAN BROTHERS SPECIAL FINANCING INC.	WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE OF THE TRUST FOR STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2008-1
Party A	Party B

Name:	Name:
Title:	Title:
Date:	Date: